Exhibit 10.1

Execution Version

AMENDMENT NO. 7 TO CREDIT AGREEMENT

This AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Amendment”), dated as of January 28, 2020, is entered into by and among AECOM (formerly known as AECOM Technology Corporation), a Delaware corporation (the “Company”), each Borrower and Guarantor (each as defined in the Credit Agreement (defined below)), each Lender (as defined in the Credit Agreement) under the Credit Agreement that is a party hereto (including in its capacity as an L/C Issuer (as defined in the Credit Agreement) to the extent applicable to such Lender), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

RECITALS

WHEREAS, the Company, the other Borrowers, the Administrative Agent and certain banks and financial institutions (the “Existing Lenders”) are parties to that certain Syndicated Facility Agreement, dated as of October 17, 2014 (as previously amended, as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), pursuant to which the Existing Lenders have extended certain revolving and term facilities to the Company;

WHEREAS, the Company and the other Loan Parties have requested certain amendments to certain terms of the Existing Credit Agreement as provided herein, and the Administrative Agent and each of the undersigned Lenders have agreed to such requests, subject to the terms and conditions of this Amendment; and

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement, as amended by this Amendment.

2.             Amendments to Credit Agreement, Schedules and Exhibits. Subject to the terms and conditions hereof and with effect from and after the Amendment Effective Date (defined below), the body of the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended pages to the Existing Credit Agreement attached hereto as Annex I.

3.             Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)           the execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and does not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which the Company or any other Loan Party is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or any other Loan Party or its property is subject; or (iii) violate any Law, except, in the cases of clause (ii) and (iii) as could not reasonably be expected to have a Material Adverse Effect;

(b)           this Amendment has been duly executed and delivered by each Loan Party, and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)           the Credit Agreement and the other Loan Documents, after giving effect to this Amendment, constitute legal, valid and binding obligations of the Company and each of the other Loan Parties, in each case, to the extent party thereto, enforceable against the Company and each such other Loan Party to the extent party thereto in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(d)           the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;

(e)           no Default exists either before or after the effectiveness of this Amendment on the Amendment Effective Date.

4.             Effective Date.

(a)           This Amendment will become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent are satisfied:

(i)             the Administrative Agent and the Lenders shall have received, in form and substance reasonably satisfactory to them, each of the following:

(A)           counterparts of this Amendment duly executed by (1) each Loan Party, (2) the Administrative Agent, (3) the Lenders necessary to constitute Required Lenders and (4) the Required Revolving Lenders; and

(B)            a certificate of the chief financial officer or treasurer of the Company certifying that as of the Amendment Effective Date (after giving effect to transactions contemplated to occur on or prior to the Amendment Effective Date), (1) all of the representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of such date (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of such earlier date) and (2) no Default or Event of Default shall have occurred and be continuing as of, or would result from the occurrence of, the Amendment Effective Date; and

(ii)            there shall not have occurred since September 30, 2019 any event or condition that has had or would reasonably be expected either individually or in the aggregate, to have a Material Adverse Effect;

(iii)           all reasonable and documented costs and expenses of BofA Securities and the Administrative Agent (including the reasonable and documented fees, disbursements and other out-of-pocket charges of counsel for the Administrative Agent), to the extent required to be paid pursuant to Section 10.04(a) of the Credit Agreement, shall have been paid to the extent that the Company has received an invoice therefor at least three Business Days prior to the Amendment Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced).

(b)           For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under Section 4(a) to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to this Amendment being deemed effective by the Administrative Agent on the Amendment Effective Date specifying its objection thereto.

(c)           From and after the Amendment Effective Date, the Credit Agreement is amended as set forth herein.

(d)           Except as expressly amended and/or waived pursuant hereto, the Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects, and any waiver contained herein shall be limited to the express purpose set forth herein and shall not constitute a waiver of any other condition or circumstance under or with respect to the Credit Agreement or any of the other Loan Documents.

(e)           The Administrative Agent will notify the Company and the Lenders of the occurrence of the Amendment Effective Date.

5.             No Novation; Reaffirmation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment (including, without limitation, the amended pages to the Credit Agreement attached hereto as Annex I), (b) affirms all of its respective obligations under the Loan Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any Loan Party’s obligations under the Loan Documents.

6.             Miscellaneous.

(a)           Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. All references in any Loan Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)           This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Loan Party, and their respective successors and assigns.

(c)           THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THIS AMENDMENT IS FURTHER SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d)           This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(e)           If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)            The Company agrees to pay in accordance with Section 10.04 of the Credit Agreement all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, subject to the limitations set forth in Section 10.04 of the Credit Agreement, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

(g)           This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:

AECOM

By:	/s/ Paul Cyril
Name:	Paul Cyril
Title:	Senior Vice President, Corporate Finance & Global Assistant Treasurer

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

BORROWERS:

US STAR LP

By:	AECOM BC 2 Holding ULC, its General Partner

By:	/s/ Rosalind Liu
Name:	Rosalind Liu
Title:	Director

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

Signed for and on behalf of
AECOM AUSTRALIA GROUP HOLDINGS PTY LTD by a duly appointed attorney in the presence of:

/s/ Bethany Ware Purkett	/s/ Paul Cyril
Bethany Ware Purkett Signature of witness	Paul Cyril Signature of attorney (I have no notice of revocation of the power of attorney under which I sign this document)

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

GUARANTORS:
AECOM E&C HOLDINGS, INC.
AECOM NUCLEAR LLC
AECOM N&E TECHNICAL SERVICES LLC
WGI GLOBAL INC.
URS CORPORATION – NEW YORK
EDAW, INC.
AECOM GLOBAL II, LLC
WASHINGTON DEMILITARIZATION COMPANY, LLC
AECOM ENERGY & CONSTRUCTION, INC.
CLEVELAND WRECKING COMPANY
RUST CONSTRUCTORS INC.

By:	/s/ Charles Szurgot
Name:	Charles Szurgot
Title:	Assistant Secretary

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

GUARANTORS:
AECOM INTERNATIONAL, INC.
URS OPERATING SERVICES, INC.
URS RESOURCES, LLC
URS CORPORATION – OHIO
AMAN ENVIRONMENTAL CONSTRUCTION, INC.
URS CORPORATION SOUTHERN
AECOM INTERNATIONAL PROJECTS, INC.
E.C. DRIVER & ASSOCIATES, INC.
URS CONSTRUCTION SERVICES
B.P. BARBER & ASSOCIATES, INC.
FORERUNNER CORPORATION
URS ALASKA, LLC
URS CORPORATION – NORTH CAROLINA
AECOM TECHNICAL SERVICES, INC.
AECOM C&E, INC.
THE EARTH TECHNOLOGY CORPORATION (USA)
URS GROUP, INC.
URS HOLDINGS, INC.
URS CORPORATION
URS GLOBAL HOLDINGS, INC.

By:	/s/ Charles Szurgot
Name:	Charles Szurgot
Title:	Secretary

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

GUARANTORS:
TISHMAN CONSTRUCTION CORPORATION
TISHMAN CONSTRUCTION CORPORATION OF NEW YORK

By:	/s/ Judith Herman
Name:	Judith Herman
Title:	Secretary

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

GUARANTORS:
AECOM USA, INC.

By:	/s/ Robert K. Orlin
Name:	Robert K. Orlin
Title:	Secretary

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

GUARANTORS:
AECOM GREAT LAKES, INC.

By:	/s/ Michael Klerer
Name:	Michael Klerer
Title:	Secretary

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

GUARANTORS:
WASHINGTON GOVERNMENT ENVIRONMENTAL SERVICES COMPANY LLC

By:	/s/ Mark Esposito
Name:	Mark Esposito
Title:	Secretary

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

GUARANTORS:
URS FS COMMERCIAL OPERATIONS, INC.
URS FEDERAL SERVICES INTERNATIONAL, INC.
EG&G DEFENSE MATERIALS, INC.
LEAR SIEGLER LOGISTICS INTERNATIONAL, INC.

By:	/s/ Stuart Young
Name:	Stuart Young
Title:	Secretary

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

GUARANTORS:
AECOM GOVERNMENT SERVICES, INC.
AECOM NATIONAL SECURITY PROGRAMS, INC.
AECOM SPECIAL MISSIONS SERVICES, INC.
MT HOLDING CORP.
MCNEIL SECURITY, INC.

By:	/s/ Terence Raley
Name:	Terence Raley
Title:	Secretary

AECOM MANAGEMENT SERVICES, INC.

By:	/s/ Terence Raley
Name:	Terence Raley
Title:	Assistant Secretary

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

GUARANTORS:
THE HUNT CORPORATION
HUNT CONSTRUCTION GROUP, INC.

By:	/s/ Ty Weiss
Name:	Ty Weiss
Title:	Secretary

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maurice Washington
Name:	Maurice Washington
Title:	Vice President

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

bank of america, n.a., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Mukesh Singh
Name:	Mukesh Singh
Title:	Director

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

EXECUTED by Leonidas Zygouras	)
as attorney for BANK OF AMERICA,	)
N.A. Australian Branch under power	)
of attorney dated 12 August 2019)
in the presence of:	)
)
)
/s/ Helmi Yuselvia	)
Signature of witness	)	/s/ Leonidas Zygouras
	) )	By executing this deed the attorney states that the attorney has received no notice of revocation of the power of attorney
Helmi Yuselvia	)
Name of witness (block letters))
)

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

BMO Harris Bank N.A., as a Lender

By:	/s/ John Armstrong
Name:	John Armstrong
Title:	Managing Director

Bank of Montreal, as a Lender

By:	/s/ Helen Alvarez-Hernandez
Name:	Helen Alvarez-Hernandez
Title:	Managing Director

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender and an L/C Issuer

By:	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Managing Director

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

BARCLAYS BANK PLC., as a Lender

By:	/s/ Patricia Oreta
Name:	Patricia Oreta
Title:	Director
Executed in New York

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

BBVA USA fka Compass Bank, as a Lender

By:	/s/ Aaron Lloyd
Name:	Aaron Lloyd
Title:	Director

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

BNP PARIBAS, as a Lender and an L/C Issuer

By:	/s/ Pierre Nicholas Rogers
Name:	Pierre Nicholas Rogers
Title:	Managing Director

By:	/s/ Joseph Mack
Name:	Joseph Mack
Title:	Vice President

AECOM

Signature Pages

Amendment No.7 to Credit Agreement

Capital One, National Association, as a Lender

By:	/s/ Elizabeth Masciopinto
Name:	Elizabeth Masciopinto
Title:	Senior Director

CATHAY BANK, as a Lender

By:	/s/ Dean Kawai
Name:	Dean Kawai
Title:	Senior Director

CITIBANK, N.A., as a Lender

By:	/s/ Brian Reed
Name:	Brian Reed
Title:	Vice President

Credit Agricole Corporate and Investment Bank, as a Lender and an L/C Issuer

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

By:	/s/ Gary Herzog
Name:	Gary Herzog
Title:	Managing Director

Crédit Industrial et Commercial, New York Branch, as a Lender

By:	/s/ Clifford Abramsky
Name:	Clifford Abramsky
Title:	Managing Director

By:	/s/ Gary Weiss
Name:	Gary Weiss
Title:	Managing Director

Fifth Third Bank, National Association, as a Lender

By:	/s/ Justin Brauer
Name:	Justin Brauer
Title:	Director

THE GOVERNOR ANC COMPANY OF THE BANK OF IRELAND, as a Lender

By:	/s/ Ford Young
Name:	Ford Young
Title:	Managing Director

By:	/s/ James Finn
Name:	James Finn
Title:	Director

HSBC Bank Canada, as a Lender

By:	/s/ Andrew Salvoni
Name:	Andrew Salvoni
Title:	Director

By:	/s/ Caterina Gaudio
Name:	Caterina Gaudio
Title:	Associate

HSBC Bank USA NA, as a Lender

By:	/s/ Patrick Mueller
Name:	Patrick Mueller
Title:	Managing Director

Industrial and Commercial Bank of China Limited, New York Branch,
as a Lender

By:	/s/ Christine Cai
Name:	Christine Cai
Title:	Vice President

By:	/s/ Haiyao Su
Name:	Haiyao Su
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Ling Li
Name:	Ling Li
Title:	Executive Director

Mizuho Bank, Ltd., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

MUFG Union Bank N.A., as a Lender

By:	/s/ Susan Swerdloff
Name:	Susan Swerdloff
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Alex Mack
Name:	Alex Mack
Title:	Vice President

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Managing Director

TRUIST BANK, as a successor by merger to SunTrust Bank, as a Lender

By:	/s/ Carlos Cruz
Name:	Carlos Cruz
Title:	Director

TD Bank N.A., as a Lender

By:	/s/ Craig Welch
Name:	Craig Welch
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Glenn Leyrer
Name:	Glenn Leyrer
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter R. Martinets
Name:	Peter R. Martinets
Title:	Managing Director

ANNEX I

[Amended Pages to Credit Agreement Attached]

Published CUSIP Number: 00766WAJ2

Revolving Loan Facility CUSIP Number: 00766WAK9

Term A US Loan Facility CUSIP Number: 00766WAQ6

Term A CAD Loan Facility CUSIP Number: 00766WAR4

Term A AUD Loan Facility CUSIP Number: 00766WAS2

Term B Loan Facility CUSIP Number: 00766WAT0

SYNDICATED FACILITY AGREEMENT (as amended through Amendment No. ~~6~~7 to Credit Agreement dated as of ~~November 13, 2018~~January 28, 2020)
Dated as of October 17, 2014
among
AECOM and CERTAIN SUBSIDIARIES OF AECOM,
as Borrowers,

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer,
and

The Other Lenders Party Hereto

BMO HARRIS BANK N.A.,

CAPITAL ONE, NATIONAL ASSOCIATION,

CITIBANK, N.A.,

BBVA COMPASS,

FIFTH THIRD BANK,

HSBC BANK USA, NATIONAL ASSOCIATION,

MIZUHO BANK, LTD.,

MUFG UNION BANK, N.A.,

SUNTRUST BANK,

TD BANK, N.A.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

BANK OF AMERICA, N. A.,

JPMORGAN CHASE BANK, N.A.,

THE BANK OF NOVA SCOTIA,

BNP PARIBAS SECURITIES CORP., and

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS AND ACCOUNTING TERMS	1

1.01	Defined Terms	1

1.02	Other Interpretive Provisions	~~53~~55

1.03	Accounting Terms	~~54~~56

1.04	Rounding	~~55~~57

1.05	Exchange Rates; Currency Equivalents	~~55~~57

1.06	Additional Alternative Currencies	~~56~~58

1.07	Change of Currency	~~57~~59

1.08	Times of Day	~~57~~59

1.09	Letter of Credit Amounts	~~57~~59

1.10	Guaranteed Amounts	~~57~~59

ARTICLE II	the COMMITMENTS and Credit Extensions	~~57~~60

2.01	The Loans	~~57~~60

2.02	Borrowings, Conversions and Continuations of Loans	~~59~~61

2.03	Letters of Credit	~~61~~63

2.04	Swing Line Loans	~~70~~73

2.05	Prepayments	~~73~~75

2.06	Termination or Reduction of Commitments	~~77~~80

2.07	Repayment of Loans	~~78~~81

2.08	Interest	~~79~~82

2.09	Fees	~~80~~83

2.10	Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate	~~81~~83

2.11	Evidence of Debt	~~81~~84

2.12	Payments Generally; Administrative Agent’s Clawback	~~82~~84

2.13	Sharing of Payments by Lenders	~~83~~86

2.14	Designation of Unrestricted and Restricted Subsidiaries	~~84~~87

2.15	Designated Borrowers	~~85~~88

2.16	Increase in Commitments	~~86~~89

2.17	Cash Collateral	~~90~~93

2.18	Defaulting Lenders	~~91~~94

i

ARTICLE III	TAXES, YIELD PROTECTION AND ILLEGALITY	~~94~~96

3.01	Taxes	~~94~~96

3.02	Illegality	~~100~~102

3.03	Inability to Determine Rates	~~100~~103

3.04	Increased Costs; Reserves on Eurocurrency Rate Loans	~~102~~105

3.05	Compensation for Losses	~~104~~107

3.06	Mitigation Obligations; Replacement of Lenders	~~104~~107

3.07	Survival	~~105~~108

ARTICLE IV	CONDITIONS PRECEDENT TO Credit Extensions	~~105~~108

4.01	Conditions of Initial Credit Extension	~~105~~108

4.02	Conditions to All Credit Extensions	~~108~~111

ARTICLE V	REPRESENTATIONS AND WARRANTIES	~~109~~111

5.01	Existence, Qualification and Power	~~109~~111

5.02	Authorization; No Contravention	~~109~~112

5.03	Governmental Authorization; Other Consents	~~109~~112

5.04	Binding Effect	~~109~~112

5.05	Financial Statements; No Material Adverse Effect	~~110~~112

5.06	Litigation	~~110~~113

5.07	No Default	~~111~~113

5.08	Ownership of Property; Liens	~~111~~114

5.09	Environmental Compliance	~~111~~114

5.10	Insurance	~~111~~114

5.11	Taxes	~~111~~114

5.12	ERISA Compliance	~~111~~114

5.13	Subsidiaries; Equity Interests; Loan Parties	~~112~~115

5.14	Margin Regulations; Investment Company Act	~~112~~115

5.15	Disclosure	~~112~~115

5.16	Compliance with Laws	~~113~~116

5.17	Intellectual Property; Licenses, Etc	~~113~~116

5.18	Solvency	~~113~~116

5.19	Sanctions	~~113~~116

5.20	Anti-Corruption Laws	~~113~~116

5.21	Collateral Documents	~~113~~116

5.22	Representations as to Foreign Obligors	~~113~~116

5.23	EEA Financial Institutions	~~114~~117

5.24	Beneficial Ownership	117

ARTICLE VI	AFFIRMATIVE COVENANTS	~~114~~117

6.01	Financial Statements	~~115~~118

6.02	Certificates; Other Information	~~116~~119

6.03	Notices	~~117~~120

6.04	Payment of Obligations	~~118~~121

6.05	Preservation of Existence, Etc	~~118~~121

6.06	Maintenance of Properties	~~118~~122

6.07	Maintenance of Insurance	~~119~~122

6.08	Compliance with Laws	~~119~~122

6.09	Books and Records	~~119~~122

6.10	Inspection Rights	~~119~~122

6.11	Use of Proceeds	~~120~~123

6.12	Collateral and Guarantee Requirement; Collateral Information	~~120~~123

6.13	Compliance with Environmental Laws	~~121~~124

6.14	Further Assurances	~~121~~124

6.15	[Reserved.]	~~122~~125

6.16	FCPA; Sanctions	~~122~~125

6.17	Post-Closing Requirements	~~122~~125

6.18	Approvals and Authorizations	~~122~~125

ARTICLE VII	NEGATIVE COVENANTS	~~122~~125

7.01	Liens	~~122~~125

7.02	Indebtedness	~~124~~127

7.03	Investments	~~127~~130

7.04	Fundamental Changes	~~128~~132

7.05	Dispositions	~~129~~133

7.06	Restricted Payments	~~130~~135

7.07	Change in Nature of Business	~~132~~136

7.08	Transactions with Affiliates	~~132~~136

7.09	Burdensome Agreements	~~132~~137

7.10	Use of Proceeds	~~133~~137

7.11	Financial Covenants	~~133~~137

7.12	Sanctions	~~133~~138

7.13	Changes in Fiscal Year	~~133~~138

7.14	Anti-Corruption Laws	~~133~~138

ARTICLE VIII	EVENTS OF DEFAULT AND REMEDIES	~~134~~138

8.01	Events of Default	~~134~~138

8.02	Remedies upon Event of Default	~~136~~140

8.03	Application of Funds	~~137~~142

ARTICLE IX	ADMINISTRATIVE AGENT	~~138~~143

9.01	Appointment and Authority	~~138~~143

9.02	Rights as a Lender	~~139~~143

9.03	Exculpatory Provisions	~~139~~143

9.04	Reliance by Administrative Agent	~~140~~144

9.05	Delegation of Duties	~~140~~145

9.06	Resignation of Administrative Agent	~~140~~145

9.07	Non-Reliance on Administrative Agent and Other Lenders	~~141~~146

9.08	No Other Duties, Etc	~~142~~146

9.09	Administrative Agent May File Proofs of Claim; Credit Bidding	~~142~~147

9.10	Collateral and Guaranty Matters	~~143~~148

9.11	Secured Cash Management Agreements, Secured Hedge Agreements and Secured Performance Letters of Credit	~~144~~148

9.12	Lender ERISA Representation	~~144~~149

ARTICLE X	MISCELLANEOUS	~~146~~151

10.01	Amendments, Etc	~~146~~151

10.02	Notices; Effectiveness; Electronic Communications	~~148~~153

10.03	No Waiver; Cumulative Remedies; Enforcement	~~150~~155

10.04	Expenses; Indemnity; Damage Waiver	~~151~~156

10.05	Payments Set Aside	~~153~~158

10.06	Successors and Assigns	~~153~~158

10.07	Treatment of Certain Information; Confidentiality	~~158~~163

10.08	Right of Setoff	~~158~~163

10.09	Interest Rate Limitation	~~159~~164

10.10	Counterparts; Integration; Effectiveness	~~159~~164

10.11	Survival of Representations and Warranties	~~159~~164

10.12	Severability	~~160~~165

10.13	Replacement of Lenders	~~160~~165

10.14	Governing Law; Jurisdiction; Etc	~~161~~165

10.15	WAIVER OF JURY TRIAL	~~161~~166

10.16	No Advisory or Fiduciary Responsibility	~~162~~167

10.17	Electronic Execution of Assignments and Certain Other Documents	~~162~~167

10.18	USA PATRIOT Act	~~163~~167

10.19	Judgment Currency	~~163~~168

10.20	Release and Reinstatement of Collateral	~~163~~168

10.21	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~164~~169

10.22	Australian Code of Banking Practice	~~164~~169

10.23	Liability of Certain Loan Parties	~~164~~169

v

branch for Loans denominated in Canadian Dollars), office or Affiliate of it, or any successor administrative agent.

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Company and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied from time to time by the Administrative Agent.

“AECOM Capital” means AECOM Capital, Inc. and all existing or newly formed entities engaged in any similar line of business to AECOM Capital, Inc., including infrastructure public-private partnership, design-build-finance, real estate investment, development and related assets.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Aggregate Revolving Credit Commitments” means the Revolving Credit Commitments of all the Revolving Credit Lenders, subject to adjustment pursuant to the provisions of this Agreement (including Sections 2.06 and 2.16).

“Alternative Currency” means each of Euro, Sterling, Yen, Canadian Dollars, Australian Dollars, New Zealand Dollars, HKD, Swiss Francs and each other currency (other than Dollars) that is approved in accordance with Section 1.06.

“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

“Alternative Currency Sublimit” means an amount equal to the lesser of the Aggregate Revolving Credit Commitments and $300,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Revolving Credit Commitments.

“Amendment No. 2 Effective Date” means December 22, 2015.

“Amendment No. 3 Effective Date” means September 29, 2016.

“Amendment No. 4 Effective Date” means March 31, 2017.

“Amendment No. 5 Effective Date” means March 13, 2018.

“Amendment No. 6 Effective Date” means November 13, 2018.

“Amendment No. 7 Effective Date” means January 28, 2020.

2

“Availability Period” means, in respect of the Revolving Credit Facility, the period from and including the Closing Date to the earliest of (a) the Maturity Date for the Revolving Credit Facility, (b) the date of termination of all of the Revolving Credit Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the applicable L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank of America” means Bank of America, N.A. and its successors.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1% (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, and (c) the Eurocurrency Rate (calculated in accordance with clause (vii) of the definition of Eurocurrency Rate) plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Revolving Credit Loan, a Swing Line Loan, a Term A US Loan or a Term B Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars.

“BBSY” has the meaning ascribed thereto in the definition of “Eurocurrency Rate”.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, if any.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BMO” means Bank of Montreal and its successors.

“BNP Paribas” means BNP Paribas and its successors.

“BofA Securities” means BofA Securities, Inc., successor to Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“Material Commercial Tort Claim” means any commercial tort claim with respect to which a Loan Party is the plaintiff or a beneficiary and that makes a claim for damages, or other claim for judgment, in an amount greater than or equal to $10,000,000.

“Material Guarantor” means any Guarantor that is itself a Significant Subsidiary pursuant to clause (a) or (b) of the definition thereof (without giving effect to the aggregation in the proviso to such definition).

“Maturity Date” means (a) with respect to the Revolving Credit Facility, March 13, 2023, (b) with respect to the Term A US Facility, March 13, 2021, (c) with respect to the Term A CAD Facility, March 13, 2023, (d) with respect to the Term A AUD Facility, March 13, 2023 and (e) with respect to the Term B Facility, March 13, 2025; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Maximum Increase Amount” means, on and after the Amendment No. 5 Effective Date, the sum of (a) $500,000,000 plus (b) any additional amount so long as, after giving effect to such proposed Incremental Increase (and with respect to any Revolving Credit Increase, measured assuming any such Revolving Credit Increase is fully drawn), any repayment of other Indebtedness in connection therewith and any other acquisition, Disposition, incurrence of Indebtedness (including any substantially simultaneous Incremental Increases), retirement of Indebtedness and all appropriate pro forma adjustment events (including events occurring subsequent to the end of the applicable test period and on or prior to the date of such incurrence), the Consolidated Senior Secured Leverage Ratio is not greater than 2.75 to 1.00.

“Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of the Company.

“Minimum Collateral Amount” means, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 102% of the Fronting Exposure of the applicable L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (ii) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.17(a)(i), (a)(ii) or (a)(iii), an amount equal to 102% of the Outstanding Amount of all L/C Obligations, and (iii) otherwise, an amount determined by the Administrative Agent and the applicable L/C Issuer in their sole discretion.

“Minority Investment” means an Investment by the Company or any Restricted Subsidiary in the Equity Interests of another Person (other than the Company or any Restricted Subsidiary) whose primary business at such time is the same as that of the Company that results in the direct ownership by the Company or a Restricted Subsidiary of less than 50% (or in the case of the Investment described in Schedule 1.01(a), of up to 50%) of the outstanding Equity Interests of such other Person, irrespective of whether the board of directors (or other governing body) of such Person has approved such Investment; provided that a “Minority Investment” shall not include (a) Investments in Joint Ventures existing on the Closing Date, (b) Investments in any securities received in satisfaction or partial satisfaction from financially troubled account debtors or (c) Investments made or deemed made as a result of the receipt of non-cash consideration in connection with Dispositions otherwise permitted hereunder.

“MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and any successor thereto, including BofA Securities.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” means a mortgage, deed of trust, assignment of leases and rents or other security document executed by a Loan Party that purports to grant a Lien to the Administrative Agent (or a trustee for the benefit of the Administrative Agent) for the benefit of the Secured Parties in any Mortgaged Properties, in form and substance satisfactory to the Administrative Agent.

“Mortgaged Property” means any owned real property of a Loan Party with a fair market value of $10,000,000 or greater, as determined by the Company in its reasonable discretion, listed on Schedule 1.01(b) as of the Closing Date, and any other owned parcel of real property of a Loan Party that is or becomes, or is required to become, encumbered by a Mortgage in favor of the Administrative Agent in accordance with the terms of this Agreement.

“MS Disposition” means the Disposition by the Company of its management services businesses to an unrelated third party, pursuant to that certain Purchase and Sale Agreement, dated as of October 12, 2019, by and between AECOM, a Delaware corporation, and Maverick Purchaser Sub, LLC, a Delaware limited liability company, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions as to which the Company or any ERISA Affiliate could have any liability (contingent or otherwise).

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Company or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Cash Proceeds” means:

(a)       with respect to any Disposition by the Company or any of its Restricted Subsidiaries, or any Extraordinary Receipt received or paid to the account of the Company or any of its Restricted Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the actual out-of-pocket expenses incurred or payable by the Company or such Restricted Subsidiary to third parties in connection with such transaction and (C) income taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds;

(b)       in the case of any Recovery Event, the aggregate amount of cash proceeds of insurance, condemnation awards and other compensation (excluding proceeds constituting business interruption insurance or other similar compensation for loss of revenue) received by the Person whose property was subject to such Recovery Event in respect of such Recovery Event net of (A) fees and expenses incurred by or on behalf of the Borrower or any Restricted Subsidiary in connection with recovery thereof, (B) repayments of Indebtedness (other than Indebtedness hereunder) to the extent secured by a Lien on such property that is permitted by the Loan Documents, and (C) any Taxes paid or payable by or on behalf of the Borrower or any Restricted Subsidiary in respect of the amount so recovered (after application of all credits and

Company in writing to the Administrative Agent), and (C) in the case of Dispositions by AECOM Capital or any Restricted Subsidiary of AECOM Capital, within two years after receipt of such Net Cash Proceeds such reinvestment shall have been consummated; and provided further, that any Net Cash Proceeds not subject to such definitive agreement or so reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(ii). Notwithstanding the foregoing, if the Company or any of its Restricted Subsidiaries realizes any Net Cash Proceeds resulting from a Non-Core Asset Disposition or the MS Disposition, the Company shall prepay an aggregate principal amount of Loans equal to 100% of the Net Cash Proceeds received therefrom ~~immediately upon~~no later than three (3) Business Days following receipt thereof by such Person (such prepayments to be applied as set forth in clauses (v) and (other than in respect of the MS Disposition) (viii) below), without regard to the foregoing $50,000,000 threshold or the reinvestment provisions set forth in this clause (ii).

(iii)             Upon the occurrence of a Recovery Event with respect to the Company or any of its Restricted Subsidiaries which, in any such case, results in the realization by such Person of Net Cash Proceeds, the Company shall prepay an aggregate principal amount of Loans equal to 100% of the Net Cash Proceeds received therefrom in excess of $50,000,000 in the aggregate for the Net Cash Proceeds received from all such Recovery Events during the immediately preceding twelve month period immediately upon receipt thereof by such Person (such prepayments to be applied as set forth in clauses (v) and (viii) below); provided that, with respect to any Net Cash Proceeds realized under a Recovery Event described in this Section 2.05(b)(iii), at the election of the Company (as notified by the Company to the Administrative Agent within 45 days following the date of such Recovery Event), and so long as no Event of Default shall have occurred and be continuing, the Company or such Restricted Subsidiary may reinvest all or any portion of such Net Cash Proceeds in the replacement or restoration of any properties or assets in respect of which such Net Cash Proceeds were paid or operating assets so long as (A) within 365 days after receipt of such Net Cash Proceeds, such reinvestment shall have been consummated (or a definitive agreement to so reinvest shall have been executed), (B) if a definitive agreement (including, without limitation, a construction agreement) to so reinvest has been executed within such 365-day period, then such reinvestment shall have been consummated within 180 days after such 365-day period (in each case, as certified by the Company in writing to the Administrative Agent), and (C) in the case of Recovery Events with respect to AECOM Capital or any Restricted Subsidiary of AECOM Capital, within two years after receipt of such Net Cash Proceeds such reinvestment shall have been consummated; and provided further, that any Net Cash Proceeds not subject to such definitive agreement or so reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(iii).

(iv)              Upon the incurrence or issuance by the Company or any of its Restricted Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.02), the Company shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by the Company or such Restricted Subsidiary (such prepayments to be applied as set forth in clauses (v) and (viii) below).

(v)                Each prepayment of Loans pursuant to the foregoing provisions of this Section 2.05(b) shall be applied, first, ratably to each of the Term A US Facility, the Term A CAD Facility, the Term A AUD Facility, and the Term B Facility and to the principal repayment installments thereof in direct order of maturity to the next four principal repayment installments of the applicable Term Facility (and, to the extent provided in the definitive loan documentation

79

therefor in accordance with Section 2.16(a)(v)(A), of any Incremental Term Loans) and, thereafter, to the remaining principal repayment installments of the applicable Term Facility (and, to the extent provided in the definitive loan documentation therefor in accordance with Section 2.16(a)(v)(A), of any Incremental Term Loans) on a pro rata basis and, second, to the Revolving Credit Facility (without permanent reduction of the Revolving Credit Commitments) in the manner set forth in clause (viii) of this Section 2.05(b). Notwithstanding the foregoing, each prepayment of Loans made with Net Cash Proceeds resulting from Dispositions pursuant to Section 2.05(b)(ii) shall be applied, first, ratably to each of the Term A US Facility and the Term B Facility (and, to the extent provided in the definitive loan documentation therefor in accordance with Section 2.16(a)(v)(A), any Incremental Term Loans) on a pro rata basis, second, ratably to each of the Term A CAD Facility and the Term A AUD Facility (and, to the extent provided in the definitive loan documentation therefor in accordance with Section 2.16(a)(v)(A), any Incremental Term Loans) on a pro rata basis and, third, to the Revolving Credit Facility (without permanent reduction of the Revolving Credit Commitments) in the manner set forth in clause (viii) of this Section 2.05(b), provided that notwithstanding anything to the contrary provided herein, no prepayment of the Revolving Credit Facility shall be required to be made with any Net Cash Proceeds resulting from the MS Disposition. Subject to Section 2.18, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of the relevant Facilities.

(vi)              If the Administrative Agent notifies the Company at any time that the Total Revolving Credit Outstandings (that are not Cash Collateralized by the Company or another Borrower) at such time exceed an amount equal to 105% of the Aggregate Revolving Credit Commitments then in effect, then, within five Business Days after receipt of such notice, the Company shall prepay Revolving Credit Loans and/or Swing Line Loans and/or the Company shall Cash Collateralize the L/C Obligations under the Revolving Credit Facility in an aggregate amount sufficient to reduce the Total Revolving Credit Outstandings (that are not Cash Collateralized by the Company or another Borrower) as of such date of payment to an amount not to exceed 100% of the Aggregate Revolving Credit Commitments then in effect; provided, however, that, subject to the provisions of Section 2.17(a), the Company shall not be required to Cash Collateralize the L/C Obligations under the Revolving Credit Facility pursuant to this Section 2.05(b)(vi) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans the Total Revolving Credit Outstandings exceed the Aggregate Revolving Credit Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations.

(vii)            If the Administrative Agent notifies the Company at any time that the Outstanding Amount of all Revolving Credit Loans denominated in Hong Kong Dollars or New Zealand Dollars at such time exceeds an amount equal to 105% of the Alternative Currency Sublimit then in effect, then, within five Business Days after receipt of such notice, the Borrowers shall prepay Revolving Credit Loans in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect.

(viii)          Except as otherwise provided in Section 2.18, prepayments of the Revolving Credit Facility made pursuant to this Section 2.05(b), first, shall be applied ratably to the L/C Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Revolving Credit Loans, and, third, shall be used to Cash Collateralize the remaining L/C

Obligations in full. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Company or any other Loan Party) to reimburse the applicable L/C Issuer or the Revolving Credit Lenders, as applicable.

(ix)              [Reserved.]

(x)                Notwithstanding anything to the contrary contained in Section 2.05(b)(i), (ii) or (iii), to the extent attributable to a Disposition or Recovery Event by a Restricted Subsidiary that is a Foreign Subsidiary, or arising from Excess Cash Flow attributable to a Foreign Subsidiary, no prepayment (or a portion thereof) required under Section 2.05(b)(i), (ii) or (iii) shall be made if such prepayment (or portion thereof), at the time it is required to be made, is subject to material permissibility restrictions under applicable Law (including by reason of financial assistance, corporate benefit, restrictions on upstreaming or transfer of cash intra group and the fiduciary and statutory duties of the directors of relevant Restricted Subsidiaries), provided that the Company and its Restricted Subsidiaries shall make commercially reasonable efforts with respect to such Laws to make such prepayment (or portion thereof) in accordance therewith (it being understood that such efforts shall not require (x) any expenditure in excess of a nominal amount of funds or (y) modifications to the organizational or tax structure of the Company and its Restricted Subsidiaries to permit such prepayment (or portion thereof)). Notwithstanding anything to the contrary contained in this Section 2.05, to the extent a Restricted Payment or other distribution to the Company is required (notwithstanding the Loan Parties’ commercially reasonable efforts to make such mandatory prepayment without making such Restricted Payment or other payment) in connection with such prepayment (or portion thereof), no prepayment (or a portion thereof) required under this Section 2.05 shall be made if either of the Company or any Restricted Subsidiary determines in good faith that it would incur a liability in respect of Taxes (including any withholding tax) in connection with making such Restricted Payment or other distribution which the Company, in its reasonable judgment, deems to be material, provided that to the extent the provisions hereof relating to Excess Cash Flow of Foreign Subsidiaries apply, but the amount of the total Excess Cash Flow attributable to the Company and its Domestic Subsidiaries then exceeds the prepayment then required to be made under Section 2.05(b)(ii) or (iii) (in each case, solely for this purpose, determined without regard to this Section 2.05(b)(x)), then (subject to the first sentence of this Section 2.05(b)(x))), the entire prepayment then required under such Section 2.05(b)(ii) or (iii) shall be required to be made, without reduction pursuant to this sentence. Notwithstanding anything in the preceding two sentences to the contrary, in the event the limitations or restrictions described therein cease to apply to any prepayment (or portion thereof) required under Section 2.05(b), the Company shall make such prepayment in an amount equal to the lesser of (1) the amount of such prepayment previously required to have been made without having given effect to such limitations or restrictions and (2) the amount of cash and Cash Equivalents on hand at such time, in each case, less the amount by which the Net Cash Proceeds resulting from the applicable Disposition were previously used for the permanent repayment of Indebtedness (including any reductions in commitments related thereto).

2.06           Termination or Reduction of Commitments.

(a)               Optional. The Company may, upon notice to the Administrative Agent, terminate the Revolving Credit Facility, the Financial Letter of Credit Sublimit or the Swing Line Sublimit or from time to time permanently reduce the Revolving Credit Facility, the Financial Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent

Notwithstanding anything herein to the contrary, during a Collateral Release Period and upon the written election of the Company (which such election shall be effective upon notice from the Company to the Administrative Agent), the covenants provided in each of Sections 7.01(e), (g), (h), (i) and (p) shall be replaced by a single basket permitting Liens securing (x) Consolidated Priority Indebtedness in an aggregate amount not to exceed 10% of Consolidated Net Worth as of the last day of the most recent fiscal year for which financial statements have been delivered pursuant to Section 6.01 (or, prior to the first delivery thereof, the financial statements described in Section 5.05(b)) of the Company and its Restricted Subsidiaries and (y) Tax Arrangement Priority Indebtedness of the Company and its Restricted Subsidiaries in an aggregate amount not to exceed 10% of Consolidated Net Worth as of the last day of the most recent fiscal year for which financial statements have been delivered pursuant to Section 6.01 (or, prior to the first delivery thereof, the financial statements described in Section 5.05(b)) of the Company and its Restricted Subsidiaries, in each case subject to a pro forma Consolidated Leverage Ratio not to exceed 3.00 to 1.00.

7.02           Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a)               Indebtedness under the Loan Documents;

(b)               Indebtedness (x) outstanding on the date hereof (after giving effect to the Acquisition) and, with respect to any individual item in excess of $5,000,000, listed on Schedule 7.02(b)(x), or (y) outstanding on a later date (including Indebtedness incurred after the date hereof), giving effect to the Transactions, as and to the extent described and set forth on Schedule 7.02(b)(y), and any refinancings, refundings, renewals or extensions of any such debt in (x) or (y); provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension and (ii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are not materially less favorable to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

(c)               obligations (contingent or otherwise) existing or arising under any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates;

(d)               Guarantees of any Borrower or any Restricted Subsidiary in respect of Indebtedness otherwise permitted hereunder of any Borrower or any other Restricted Subsidiary (other than of AECOM Capital and its Subsidiaries); provided that (i) any Guarantee of Indebtedness permitted under Section 7.02(g) shall be required to be in compliance with clause (B) thereof; (ii) no Loan Party may Guarantee Indebtedness of a non-Loan Party permitted by Section 7.02(k)(ii) pursuant to this clause (d); and (iii) any Guarantee by a Loan Party of Indebtedness of another Loan Party permitted pursuant to Section 7.02(k)(~~iv~~v) shall be required to be subordinated to the same extent as the guaranteed Indebtedness;

(k)               intercompany Indebtedness owing (i) by a Loan Party to a Loan Party, (ii) by a non-Loan Party to a non-Loan Party, (iii) by a non-Loan Party to a Loan Party (so long as the Investment by such Loan Party is permitted by Section 7.03) ~~or (iv~~ , (iv) by the Company or any of its Restricted Subsidiaries to the Company or any of its Restricted Subsidiaries to the extent such intercompany Indebtedness is incurred in connection with the repayment, redemption, defeasance or retirement of Indebtedness of the Company or any of its Subsidiaries with the proceeds of the MS Disposition or (v) by a Loan Party to a non-Loan Party that is subordinated to the Obligations of such Loan Party under the Facilities and is in an aggregate principal amount at the time of incurrence thereof not to exceed the greater of (A) $200,000,000 and (B) 5.0% of Consolidated Net Worth as of the last day of the most recent fiscal year for which financial statements have been delivered at the time of incurrence thereof pursuant to Section 6.01 (or, prior to the first delivery thereof, the financial statements described in Section 5.05(b));

(l)                 (i) Indebtedness of AECOM Capital (or Subsidiaries of, or Joint Ventures formed by, AECOM Capital) in connection with projects or investments of AECOM Capital (or Subsidiaries of, or Joint Ventures formed by, AECOM Capital) and (ii) Guarantees of any Indebtedness described in the preceding clause (i) so long as such Guarantees are permitted under Section 7.03(h);

(m)             vendor financing in an aggregate principal amount not to exceed $100,000,000 at any time outstanding;

(n)               unsecured notes so long as (i) no Default has occurred and is continuing either immediately before or immediately after the issuance thereof, (ii) immediately before and after giving pro forma effect to such notes, the Company and its Restricted Subsidiaries shall be in pro forma compliance with all of the financial covenants set forth in Section 7.11, (iii) the final maturity date and weighted average life to maturity of such notes shall not be prior to or shorter than that applicable to the latest Maturity Date then in effect under any of the Facilities and (iv) the terms and conditions of such notes (including any financial covenants) are not materially more restrictive, taken in the aggregate, than the terms of the indenture(s) governing the New Notes;

(o)               Indebtedness relating to insurance premium financings incurred in the ordinary course of business;

(p)               other Indebtedness in an aggregate principal amount as of the date of any such incurrence not to exceed the greater of (i) $100,000,000 and (ii) 2.5% of Consolidated Net Worth as of the last day of the most recent fiscal year for which financial statements have been delivered at the time of incurrence thereof pursuant to Section 6.01 (or, prior to the first delivery thereof, the financial statements described in Section 5.05(b)); and

(q)               Indebtedness owing by the Company or any Restricted Subsidiary to the Company or any Restricted Subsidiary, in each case to the extent incurred as (and in compliance with the requirements of) a Non-Core Asset Disposition Related Transaction.

Notwithstanding anything herein to the contrary, during a Collateral Release Period and upon the written election of the Company (which such election shall be effective upon notice from the Company to the Administrative Agent), the covenants provided in each of Sections 7.02(e), (f), (h), (i), (k), (l), (m) and (p) shall be replaced by a single basket permitting (x) Consolidated Priority Indebtedness in an aggregate amount not to exceed 10% of Consolidated Net Worth of the Company and its Restricted Subsidiaries as of the last day of the most recent fiscal year for which financial statements have been delivered pursuant to Section 6.01 (or, prior to the first delivery thereof, the financial statements described in Section 5.05(b)) and (y) Tax Arrangement Priority Indebtedness of the Company and its Restricted Subsidiaries

in an aggregate amount not to exceed 10% of Consolidated Net Worth as of the last day of the most recent fiscal year for which financial statements have been delivered pursuant to Section 6.01 (or, prior to the first delivery thereof, the financial statements described in Section 5.05(b)) of the Company and its Restricted Subsidiaries, in each case subject to a pro forma Consolidated Leverage Ratio not to exceed 3.00 to 1.00.

7.03           Investments. Make or hold any Investments, except:

(a)               Investments held by the Company and its Restricted Subsidiaries in the form of certain Cash Equivalents;

(b)               advances to officers, directors and employees of the Company and Restricted Subsidiaries made in the ordinary course of business for travel, entertainment, relocation and analogous ordinary business purposes;

(c)               Investments (i) by any Loan Party or any Restricted Subsidiary in any Loan Party (excluding any new Restricted Subsidiary that becomes a Loan Party pursuant to such Investment), so long as, in the case of an Investment made by a non-Loan Party in a Loan Party in the form of Indebtedness owing by such Loan Party, such Indebtedness is permitted to be incurred by the relevant Loan Party pursuant to Section 7.02(k)(iv), (ii) by any Restricted Subsidiary that is not a Loan Party in any other Restricted Subsidiary that is also not a Loan Party ~~or (iii~~ ,(iii) by any of the Company or any of its Restricted Subsidiaries in the Company or any of its Restricted Subsidiaries to the extent such Investment is made in connection with the repayment, redemption, defeasance or retirement of Indebtedness of the Company or any of its Subsidiaries with the proceeds of the MS Disposition or (iv) by any Loan Party in any Restricted Subsidiary that is not a Loan Party so long as the aggregate amount of such Investments made by Loan Parties after the Closing Date in reliance on this clause (c)(~~iii~~iv) shall not at the time of incurrence thereof exceed the greater of (A) $200,000,000 and (B) 5.00% of Consolidated Net Worth as of the last day of the most recent fiscal year for which financial statements have been delivered at the time of incurrence thereof pursuant to Section 6.01 (or, prior to the first delivery thereof, the financial statements described in Section 5.05(b));

(d)               Investments (i) consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments (including Equity Interests) received in satisfaction or partial satisfaction thereof from financially troubled account debtors, and (ii) received in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to the Company or any Restricted Subsidiary, or as security for any such Indebtedness or claim;

(e)               Guarantees permitted by Section 7.02;

(f)                Investments (x) existing on the date hereof (after giving effect to the Acquisition) and, with respect to each individual Investment outstanding in an amount in excess of $5,000,000, set forth on Schedule 7.03 or (y) existing on a later date (including Investments made after the date hereof), giving effect to the Transactions, as and to the extent described and set forth on Schedule 7.02(b)(y);

(g)               (i) the Acquisition and (ii) after the Closing Date, Investments constituting Permitted Acquisitions;

(h)               Investments in AECOM Capital (and in a like amount by AECOM Capital in its Subsidiaries and in Joint Ventures formed by AECOM Capital) in an aggregate amount at any time shall result in the Existing AECOM Global II Loan ceasing to be ultimately owed to a Loan Party (other than as a result of any repayment thereof, including without limitation repayment by way of a capital contribution permitted by Section 7.03 other than Sections 7.03(n) and (p)) and (iv) to the extent applicable, the Loan Parties comply with the requirements of Section 6.12 within the time periods set forth therein after giving effect to any Non-Core Asset Disposition; and

(q)               (i) the MS Disposition, so long as the Net Cash Proceeds thereof are used to make the mandatory prepayment of the Term Loans in accordance with Section 2.05(b)(ii) (it being understood that the MS Disposition shall only be permitted pursuant to this clause (q)) and (ii) any Investments made pursuant to Section 7.03(c)(iii);

provided, however, that any Disposition pursuant to this Section 7.05 (other than pursuant to clauses (a), (d), (j), (l) or (~~l~~q)(ii)) shall be for no less than the fair market value of such property at the time of such Disposition (or, (x) in the case of the MS Disposition and (y) otherwise at Company’s election in writing, on the date of the agreement of the Company or any Restricted Subsidiary to make such Disposition).

7.06           Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

(a)               each Restricted Subsidiary may make Restricted Payments to any Loan Party and any other Person that owns a direct Equity Interest in such Restricted Subsidiary, either (i) ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made or (ii) on a non-pro rata basis either (A) where required by Organization Documents or agreements existing as of the Closing Date or (B) where the aggregate amount of all distributions to Persons other than the Company or a Restricted Subsidiary that are in excess of the pro rata share of such Restricted Payments that would otherwise be owing to such Persons does not exceed $25,000,000 in the aggregate during the term of the Facilities, so long as no Default shall have occurred and be continuing at the time of any action described in this clause (a) or would result therefrom;

(b)               the Company and each Restricted Subsidiary may declare and make dividend payments or other distributions payable solely in Equity Interests (other than Disqualified Stock) of such Person, so long as no Default shall have occurred and be continuing at the time of any action described in this clause (b) or would result therefrom;

(c)               the Company and each Restricted Subsidiary may purchase, redeem or otherwise acquire its Equity Interests with the proceeds received from the substantially concurrent issue of new Equity Interests (other than Disqualified Stock), so long as no Default shall have occurred and be continuing at the time of any action described in this clause (c) or would result therefrom;

(d)               each Restricted Subsidiary may declare and make Restricted Payments to the Company so that the Company may pay any Taxes which are due and payable by or with respect to the Restricted Subsidiaries;

(e)               the Company and its Restricted Subsidiaries may make other Restricted Payments so long as (i) the aggregate amount of Restricted Payments made during the term of this Agreement pursuant to this clause (e) is not in excess of the Cumulative Available Amount that is Not Otherwise Applied, (ii) after giving pro forma effect thereto (including any incurrence and/or repayment of Indebtedness in connection therewith), the Company shall be in pro forma compliance with the then applicable Consolidated Leverage Ratio pursuant to Section 7.11(b) as of the last day of the most recent fiscal quarter or year for which financial statements have been delivered pursuant to Section 6.01 (or,

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otherwise) in accordance with any applicable Law.  In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase).  In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (j) of Section 10.01 of this Agreement, and (iii) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

9.10           Collateral and Guaranty Matters. Without limiting the provision of Section 9.09, each of the Lenders (including in its capacities as a potential Cash Management Bank, a potential Hedge Bank and a potential PLOC Bank) and each of the L/C Issuers irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a)               to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon the Facility Termination Date, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with the MS Disposition or any other sale or other disposition (including, without limitation, any disposition by way of a merger, consolidation, or amalgamation) or Restricted Payment permitted hereunder or under any other Loan Document to a Person that is not a Loan Party, or (iii) if approved, authorized or ratified in writing in accordance with Section 10.01;

(b)               to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of ~~a~~the MS Disposition or any other transaction permitted under the Loan Documents, or ceases for any reason to be a Significant Subsidiary; and

(c)               to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(e).

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to